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                                                                    EXHIBIT 23





                         Consent of Independent Auditors



We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-43907) pertaining to the Commercial Intertech 401(k) Plan of our report dated June 24, 1998, with respect to the financial statements and schedules of the Commercial Intertech 401(k) Plan included in this Annual Report (Form 11-K) for the year ended December 31, 1997.


                                                              Ernst & Young LLP





Cleveland, Ohio
June 24, 1998